                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                              --------------------


                                    FORM 8-K
                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of Earliest Event Reported): March 21, 2002




                                CHOICEPOINT INC.
             (Exact name of registrant as specified in its charter)



      Georgia                     1-13069                58-2309650
-----------------------   ----------------------  -----------------------------
(State of Incorporation)  Commission File Number  (IRS employer identification)




       1000 Alderman Drive
        Alpharetta, Georgia                                    30005
---------------------------------------              --------------------------
(Address of principal executive offices)                       (Zip code)


       Registrant's telephone number, including area code: (770) 752-6000


                              --------------------


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ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

On March 21, 2002 ChoicePoint Inc. ("ChoicePoint") decided to dismiss Arthur Andersen LLP ("Arthur Andersen") as its independent public accountants, effective as of March 29, 2002. Also, on March 21, 2002, ChoicePoint appointed Deloitte & Touche LLP ("Deloitte & Touche") as its new independent public accountants, effective as of March 22, 2002. The appointment of Deloitte & Touche is subject to ratification by ChoicePoint's shareholders at the annual meeting. The decision to dismiss Arthur Andersen and to retain Deloitte & Touche was approved by ChoicePoint's board of directors upon the recommendation of its audit committee.

The audit reports of Arthur Andersen on the consolidated financial statements of ChoicePoint and subsidiaries as of and for the fiscal years ended December 31, 2001 and 2000 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles.

During ChoicePoint's two most recent fiscal years ended December 31, 2001, and the subsequent interim period through March 21, 2002, there were no disagreements between ChoicePoint and Arthur Andersen on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to Arthur Andersen's satisfaction, would have caused them to make reference to the subject matter of the disagreements in connection with their reports.

None of the reportable events described under Item 304(a)(1)(v) of Regulation S-K promulgated by the Securities and Exchange Commission occurred within ChoicePoint's two most recent fiscal years ended December 31, 2001 and the subsequent interim period through March 21, 2002.

ChoicePoint provided Andersen with a copy of the foregoing disclosures. Attached as Exhibit 16.1 is a copy of Andersen's letter, dated March 22, 2002, stating its agreement with such statements.

During ChoicePoint's two most recent fiscal years ended December 31, 2001, and the subsequent interim period through March 21, 2002, ChoicePoint did not consult with Deloitte & Touche regarding any of the matters or events set forth in Item 304(a)(2)(i) and (ii) of Regulation S-K promulgated by the Securities and Exchange Commission.

Deloitte & Touche audited the financial statements of DBT Online, Inc. ("DBT") and subsidiaries as of and for the fiscal year ended December 31, 1999. ChoicePoint acquired DBT on May 16, 2000 in a transaction accounted for as a pooling of interests. The DBT financial statements are included in the consolidated financial statements of ChoicePoint and subsidiaries as of and for the fiscal years ended December 31, 2001 and 2000 and reflect revenue of 15% of the related consolidated total for the year ended December 31, 1999. Deloitte & Touche provided its audit report relating to the DBT financial statements to Arthur Andersen, and Arthur Andersen's opinion on the consolidated financial statements of ChoicePoint and subsidiaries as of and for the fiscal years ended December 31, 2001 and 2000, as such opinion relates to the amounts included for DBT and subsidiaries, is based solely on Deloitte & Touche's report.


ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.


(c)      Exhibits.


         EXHIBIT
         NO.                        DESCRIPTION
         --------                   -----------
         16.1     --       Letter from Arthur Andersen LLP to the Securities
                           and Exchange Commission, dated March 22, 2002


                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:    March 22, 2002

                                      CHOICEPOINT INC.


                                      By:         /s/ J. MICHAEL DE JANES
                                         -------------------------------------
                                      J. Michael de Janes
                                      General Counsel and Secretary

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                                  EXHIBIT INDEX

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 EXHIBIT
   NO.                                 DESCRIPTION

16.1     --       Letter from Arthur Andersen LLP to the Securities and
                  Exchange  Commission, dated March 22, 2002